UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04524 )

Exact name of registrant as specified in charter: Putnam Global Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2006

Date of reporting period: November 1, 2005— April 30, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Global Income Trust

4|30|06

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Global Income
Trust

4| 30| 06
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	17
Portfolio turnover	19
Risk	20
Your fund’s management	21
Terms and definitions	24
Trustee approval of management contract	26
Other information for shareholders	31
Financial statements	32

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

In recent months, we have witnessed the continuing vibrancy of the current economic expansion, now in its fifth year. U.S. businesses have seized opportunities available both at home and abroad to generate some of the most impressive profit margins in history, by some measures. During your fund’s reporting period, common stocks have traded at higher levels to reflect improving corporate profits. However, the gains have not come without concerns in some quarters of the market about the risks facing the economy. These risks include high energy prices, inflation, and a potential pullback in consumer spending, as well as the potential adverse effects of the Federal Reserve’s (the Fed’s) series of interest-rate increases. Concerns about inflation, in particular, have been reflected in falling bond prices and rising bond yields, and worries about consumer spending have clouded the outlook for stocks.

You can be assured that the investment professionals managing your fund are closely monitoring the factors that are influencing the performance of the securities in which your fund invests. Moreover, Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended April 30, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Global Income Trust: investing for income from global sources

For investors with an appetite for income, it makes sense to look far and wide for income sources. Putnam Global Income Trust searches the world for income-generating securities.

This fund was launched in 1987, when the best international income opportunities involved taking advantage of differences in bond yields and fluctuations in currency exchange rates across international markets. But at the time, only a handful of the world’s markets allowed foreign investors to participate fully.

Since then, income opportunities have changed. Regulatory reforms opened many markets to outside investors. A convergence of interest rates at lower levels limited the effectiveness of traditional strategies. New approaches focused on opportunities in recently opened markets and budding sectors as a broader variety of bonds and specially structured debt securities developed.

Putnam Global Income Trust has kept pace with these evolving opportunities. Today, the portfolio continues to hold bonds issued by foreign governments and tries to benefit from foreign currency exposure, but it invests a greater share of assets in securities backed by mortgage and consumer debt. Examples include mortgage- and asset-backed securities. The advantage of this variety of holdings is that the sources of return are independent and unrelated, rather than dependent on a single factor, like interest-rate trends, that can turn against the fund.

The fund’s management team, working with Putnam’s 100-member fixed-income group, possesses a range of specialized research skills. Putnam analysts sift through thousands

Finding income opportunities in a variety of world markets

The fund’s management team identifies bonds in the United States and international markets that offer high current income. The fund favors currencies considered to offer relative strength of securities, supporting the fund’s management team as it constructs a portfolio seeking high current income.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. The fund may invest in fewer issuers and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses.

Key drivers of returns in global bond markets

U.S. investment-grade bonds

Most government, mortgage-backed, and asset-backed securities are investment-grade bonds. The performance of investment-grade bonds is influenced primarily by changes in interest rates. Generally, bond prices rise when interest rates fall, and prices fall when rates rise. The fluctuations are caused by investor expectations about future inflation and the pace of economic growth.

International bonds

Bonds issued outside the United States, including sovereign debt of foreign governments, are affected by inflation and economic conditions in the countries where the bonds are issued. Also, changes in currency exchange rates affect the performance of international bonds.

Putnam Global Income Trust seeks high current income by investing principally in debt securities of sovereign and private issuers worldwide, including supranational issuers. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income. The fund may invest up to 20% of its assets in bonds rated below investment grade. The fund may be suitable for fixed-income investors seeking broad diversification.

Highlights

* During the semiannual period ended April 30, 2006, Putnam Global Income Trust’s class A shares had a total return of 1.88% without sales charges.

* The fund’s primary benchmark, the Lehman Global Aggregate Bond Index, returned 2.07% .

* The average return for the fund’s Lipper category, Global Income Funds, was 2.10% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 4/30/06

Since the fund’s inception (6/1/87), average annual return is 7.24% at NAV and 7.03% at POP.

	Average annual return		Cumulative return

	NAV	POP	NAV	POP
10 years	4.43%	4.04%	54.32%	48.53%

5 years	7.61	6.80	44.29	38.93

3 years	5.32	3.99	16.82	12.44

1 year	–2.69	–6.35	–2.69	–6.35

6 months	—	—	1.88	–1.90

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. For a portion of the period, this fund limited expenses, without which returns would have been lower. Returns at NAV do not reflect a sales charge of 3.75% . For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.

Report from the fund managers
The period in review

Continuing indications of solid economic growth, and the desire to curb the potential inflation that frequently accompanies such growth, prompted central banks worldwide to raise interest rates during the first half of your fund’s fiscal year. As interest rates and bond yields rose, bond prices generally fell. However, the income that your fund received from its investments helped to offset these falling bond prices and resulted in positive absolute performance. Your fund’s results at net asset value (NAV, or without sales charges) were just slightly behind those of its benchmark and Lipper peer group. Performance benefited from a defensive, or short, duration strategy amid rising interest rates, a positioning we shifted to take advantage of changes in the yield curve, and a favorable country-allocation strategy. The fund’s exposure to corporate bonds was lower than that of its benchmark, detracting from results as this segment of the market outperformed due to continued strong profits and solid economic growth. The fund’s currency strategy, discussed in greater detail on page 11, also detracted from performance.

Market overview

The market environment over the past six months has been challenging for global bonds. Interest rates have continued to rise amid signs of stronger-than-expected economic growth worldwide. Bond investors closely watch the pace of economic growth because it can lead to rising inflation, which erodes the value of fixed-income investments. Growth in the United States remained robust with a surprisingly high first-quarter gross domestic product (GDP) annualized growth rate of 4.8%, continued strong corporate profits, and relatively low unemployment. As a consequence, the Fed raised the federal funds rate four times during the period, pushing up yields on U.S. bonds, which caused their prices to fall.

Data continued to confirm that Japan’s economy has shifted into a growth mode after a long slump. This shift prompted the Bank of Japan to abandon its extremely loose monetary policy, causing yields on Japanese government bonds to rise. Higher yields in Japan could result in higher yields worldwide, because as Japanese investors begin to divert some of their capital out of the international markets and back to their domestic markets, bond issuers worldwide could be forced to raise yields to attract Japanese capital.

Even the euro zone, which had been mired in a prolonged period of relatively slow growth, is showing signs of stronger growth, led by Germany, Europe’s largest economy. In December, the European Central Bank raised its key interest rate for the first time since June 2003. Continued growth prompted a second increase in March.

Performance among credit-sensitive issues, such as corporate bonds and emerging-market debt, benefited from improving economies and rising corporate earnings. In general, the lower a bond’s credit rating, the stronger its performance was during the period, as strong demand from buyers in search of higher yields drove prices higher.

Strategy overview

Your fund employs multiple income-generating strategies across the different global bond sectors in pursuit of its objectives. We believe that having diversified return sources contributes to more consistent results over time and helps to manage risk. Generally, our investment

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 4/30/06.

Bonds

Lehman Global Aggregate Bond Index (international bonds)	2.07%

Lehman Aggregate Bond Index (broad bond market)	0.56%

Lehman Government Bond Index (U.S. Treasury and agency securities)	0.18%

Citigroup Non-U.S. World Government Bond Index (international government bonds)	2.39%

Equities

S&P 500 Index (broad stock market)	9.64%

S&P/Citigroup World Ex-U.S. Growth Primary Market Index
(international growth stocks of large companies)	22.68%

S&P/Citigroup World Ex-U.S. Value Primary Market Index
(international value stocks of large companies)	22.95%

decisions involve the following considerations: duration management, yield curve positioning, country allocation, sector allocation, security selection, and currency management.

In anticipation of continued rising interest rates, we maintained a short duration profile for the fund — a strategy that helped performance. Duration, which is measured in years, is the primary indicator of interest-rate sensitivity. The shorter a bond’s duration, the less sensitive its price will be to interest-rate changes.

The fund also benefited from its yield curve positioning. The yield curve is a graphical representation of bond yields with the same quality plotted from the shortest to the longest maturity. Early in the period, the fund was positioned to take advantage of yield-curve flattening. Flattening occurs when yields on short-and long-term securities converge, as was the case early in the period when short-term rates rose faster than long-term rates. However, based on our conviction that conditions were in place for long-term rates to rise, we shifted our strategy to position the fund to benefit from expected yield-curve steepening. This shift helped results as long-term rates did rise.

In terms of sector and security considerations, we have sought to reduce the level of credit risk in the portfolio over the past two years by reducing the fund’s exposure to corporate and emerging-market debt. (Credit risk is

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

the risk that a bond issuer could default and fail to pay interest and repay principal in a timely manner.) As interest rates rise, it becomes more expensive for issuers to borrow money. Increased interest-rate expenses are particularly burdensome for highly leveraged companies or economies. While we expect this strategy to prove rewarding over the long term, it detracted from results during this semiannual period, as these sectors outperformed.

Your fund’s holdings

Our security selection within the government sector contributed positively to performance. The fund’s underweight to Japanese government bonds versus the index and its peers helped results, as interest rates rose and bond prices fell following the Bank of Japan’s movement away from a bond-friendly monetary policy. Our strategy within Europe was another positive. We emphasized exposure to Norway and Sweden over core European countries (e.g., Germany, France and Italy) because we believed that the central banks of these Scandinavian countries were ahead of the European Central Bank (ECB) in terms of raising interest rates in anticipation of strong growth. This strategy paid off during the period as the ECB was forced to raise interest rates to respond to the perceived threat of inflation.

The securitized bond sector remained a key area of focus for the fund. This growing sector is now among the largest within the investment-grade bond universe. The most common securitized bonds are mortgage-backed securities (MBSs) issued by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae). Other types of securitized bonds include asset-backed securities (ABSs), which are typically backed by car loans and credit card payments, and commercial mortgage-backed securities (CMBSs), which are backed by loans on large commercial real estate projects, such as office parks or shopping malls.

CMBSs were an area of particular focus as we sought to replace the credit risk of corporate bonds with the more diversified credit exposure available through CMBSs. Although the fund’s exposure to corporate bonds increased modestly during the period, we remain underweight to this sector versus the fund’s benchmark while the fund’s exposure to CMBSs is greater than that of its benchmark. We favor CMBSs versus corporate bonds on a relative basis because structured securities typically offer higher income than corporate bonds of comparable credit quality. Another reason for favoring CMBSs versus corporate bonds was their valuations. The yield spreads on corporate bonds versus Treasuries — one means of evaluating the price of corporate bonds was on a relative basis — have been at historically low levels. This means that corporates have been very expensive relative to other investment-grade sectors. Based on this measure, we believed that there was significantly greater risk in owning corporate bonds. To the surprise of many market participants, corporate bond prices continued to rise against these odds, and your fund’s underweight position hurt results. Strong performance from CMBS holdings helped to offset this somewhat.

Another bright spot in our security selection within the securitized bond sector was an emphasis on strong-performing ABSs backed by manufactured housing and home equity loans. ABSs also offer short maturities, which provides us with the flexibility to shift to other fixed-income securities should interest rates rise.

The fund’s currency strategy detracted from performance. A U.S. dollar bias hurt results as the value of the dollar fell versus its major competitors. Recent dollar strength had been based on steadily rising interest rates in the United States creating a positive interest-rate differential for the dollar versus its competitors. However, as the Bank of Japan and the ECB moved to increase rates during the period, this positive interest-rate differential began to diminish, and concerns about the unfavorable twin trade and budget deficits in the United States resurfaced, driving the dollar down. An underweight to the Japanese yen hurt results as the value of the yen increased amid rising interest rates in Japan. Our strategy of favoring Europe’s primary currency — the euro —at the expense of the U.K. sterling also detracted from results as the sterling outperformed in the period. Our overweight to the Australian dollar proved beneficial as the Australian economy continues to benefit from rising commodity — particularly metals — prices.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy, and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Barring a major disruption to current economic conditions, we expect global interest rates to continue their gradual rise. The world economy has been improving at a better-than-expected pace. Europe has seen accelerating growth. Japan’s economy has been surprising on the upside to an even greater degree. With continued solid growth in the United States and East Asia (outside Japan) also on the horizon, the possibility of globally rising inflation and real interest rates, especially in long-term bonds, will be a major consideration in our strategies for the remainder of the fiscal year and beyond.

Over the near term, we will continue to maintain a cautious stance, reflected in a portfolio with higher credit quality than that of the fund’s benchmark. Currently, we don’t believe there is enough reward available in the form of higher interest rates to make it worthwhile for the fund to take on additional credit risk. We have moved to a more neutral stance with regard to the fund’s duration overall, as we believe that a lot of the interest-rate increases have already been priced into many of the markets in which we invest. Structured securities remain an area of opportunity, particularly CMBSs, home-equity loans, and CMOs.

We will continue to remain vigilant regarding any possible disruptions to the global economy and fixed-income markets, seeking to keep the fund positioned to benefit from opportunities while also avoiding unnecessary risk. We will continue to pursue the fund’s objectives through multiple income-generating strategies across global fixed-income sectors and securities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund invests in fewer issuers and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses.

Your fund’s performance

This section shows your fund’s performance for periods ended April 30, 2006, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 4/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.24%	7.03%	6.41%	6.41%	6.44%	6.44%	6.94%	6.75%	6.98%	7.26%

10 years	54.32	48.53	43.26	43.26	43.24	43.24	50.84	45.96	50.62	54.65
Annual average	4.43	4.04	3.66	3.66	3.66	3.66	4.20	3.85	4.18	4.46

5 years	44.29	38.93	39.02	37.02	39.07	39.07	42.55	37.96	42.61	44.60
Annual average	7.61	6.80	6.81	6.50	6.82	6.82	7.35	6.65	7.36	7.65

3 years	16.82	12.44	14.15	11.21	14.19	14.19	16.03	12.26	16.06	17.08
Annual average	5.32	3.99	4.51	3.61	4.52	4.52	5.08	3.93	5.09	5.40

1 year	-2.69	–6.35	–3.44	–8.07	–3.41	–4.34	–2.87	–6.06	–2.88	–2.48

6 months	1.88	–1.90	1.58	–3.38	1.59	0.60	1.85	–1.49	1.87	2.09

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares exchanged between 6 and 90 days.

Comparative index returns
For periods ended 4/30/06

	Lehman Global	Lipper Global
	Aggregate	Income Funds
	Bond Index	category average†

Annual average
(life of fund)	—*	7.35%

10 years	74.95%	76.15
Annual average	5.75	5.72

5 years	43.68	39.53
Annual average	7.52	6.78

3 years	14.93	15.88
Annual average	4.75	4.99

1 year	–2.01	0.10

6 months	2.07	2.10

Index and Lipper results should be compared to fund performance at net asset value.

* The benchmark was not in existence at the time of the fund’s inception. The index’s inception was 12/31/89.

† Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 4/30/06, there were 107, 104, 94, 77, and 49 funds, respectively, in this Lipper category.

Fund price and distribution information
For the six-month period ended 4/30/06

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.324		$0.278	$0.279	$0.309		$0.312	$0.339

Capital gains	—		—	—	—		—	—

Total	$0.324		$0.278	$0.279	$0.309		$0.312	$0.339

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
10/31/05	$12.18	$12.65	$12.13	$12.14	$12.10	$12.51	$12.17	$12.18

4/30/06	12.08	12.55	12.04	12.05	12.01	12.41	12.08	12.09

Current yield

(end of period)
Current
dividend rate[1]	5.36%	5.16%	4.68%	4.68%	5.20%	5.03%	5.17%	5.56%

Current 30-day
SEC yield2, 3
(with expense
limitation)	3.76	3.62	3.02	3.03	3.51	3.40	3.51	4.01

Current 30-day
SEC yield[3] (with-
out expense
limitation)	3.55	3.42	2.81	2.82	3.31	3.20	3.30	3.80

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1	Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2	For a portion of the period, this fund limited expenses, without which yields would have been lower.

3	Based only on investment income, calculated using SEC guidelines.

Fund performance for most recent calendar quarter
Total return for periods ended 3/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Annual average
(life of fund)	7.16%	6.94%	6.32%	6.32%	6.36%	6.36%	6.85%	6.66%	6.90%	7.17%

10 years	53.93	48.16	42.78	42.78	42.81	42.81	50.37	45.52	50.35	54.24
Annual average	4.41	4.01	3.63	3.63	3.63	3.63	4.16	3.82	4.16	4.43

5 years	40.35	35.08	35.21	33.21	35.13	35.13	38.62	34.09	38.75	40.63
Annual average	7.01	6.20	6.22	5.90	6.21	6.21	6.75	6.04	6.77	7.06

3 years	16.45	12.10	13.87	10.93	13.90	13.90	15.65	11.85	15.69	16.68
Annual average	5.21	3.88	4.42	3.52	4.43	4.43	4.97	3.80	4.98	5.28

1 year	–3.55	–7.14	–4.23	–8.83	–4.27	–5.19	–3.74	–6.86	–3.74	–3.35

6 months	–1.51	–5.18	–1.89	–6.68	–1.88	–2.84	–1.56	–4.73	–1.53	–1.32

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Global Income Trust from November 1, 2005, to April 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.01	$ 9.75	$ 9.75	$ 7.26	$ 7.26	$ 4.76

Ending value (after expenses)	$1,018.80	$1,015.80	$1,015.90	$1,018.50	$1,018.70	$1,020.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2006, use the calculation method below. To find the value of your investment on November 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 11/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.01	$ 9.74	$ 9.74	$ 7.25	$ 7.25	$ 4.76

Ending value (after expenses)	$1,018.84	$1,015.12	$1,015.12	$1,017.60	$1,017.60	$1,020.08

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio*	1.20%	1.95%	1.95%	1.45%	1.45%	0.95%

Average annualized expense
ratio for Lipper peer group†	1.19%	1.94%	1.94%	1.44%	1.44%	0.94%

* Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001

Putnam Global Income Trust	198%*	162%	198%	331%†	293%†

Lipper Global Income Funds
category average	158%	194%	187%	176%	216%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on October 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

* Portfolio turnover excludes dollar roll transactions.

† Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Kevin Cronin is the Portfolio Leader and William Kohli is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Member

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund (in dollar ranges). Information shown is as of April 30, 2006, and April 30, 2005.

		$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year $0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Kevin Cronin	2006		*

Portfolio Leader	2005		*

William Kohli	2006				*

Portfolio Member	2005				*

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $70,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Kevin Cronin is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Income Fund, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust. He is also a Portfolio Member of Putnam Equity Income Fund.

 William Kohli is also a Portfolio Leader of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Kevin Cronin and William Kohli may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Member

Your fund’s Portfolio Leader and Portfolio Member did not change during the year ended April 30, 2006.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of April 30, 2006, and April 30, 2005.

			$1 –	$10,001 –	$50,001–	$100,001

	Year	$0	$10,000	$50,000	$100,000	and over
Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	2005	*

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006			*

Head of Investments	2005			*

Charles Haldeman, Jr.	2006			*

President and CEO	2005			*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006	*

General Counsel	2005	*

Richard Robie, III	2006	*

Chief Administrative Officer	2005			*

Edward Shadek	2006	*

Deputy Head of Investments	2005	*

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 4/30/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of international investment-grade fixed-income securities, excluding the United States.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

S&P/Citigroup World Ex-U.S. Growth Primary Market Index (PMI) is an unmanaged index of mostly large- and some small-cap stocks from developed countries, excluding the United States, chosen for their growth orientation.

S&P/Citigroup World Ex-U.S. Value Primary Market Index (PMI) is an unmanaged index of mostly large- and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and its sub-management contract with Putnam Management’s affiliate, Putnam Investments Limited (“PIL”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract and sub-management contract, effective July 1, 2005. Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 67th percentile in management fees and in the 67th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with signifi-cant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Global Income Funds) for the one-, three-, and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

41st	29th	30th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 97, 82, and 66 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities,

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Global Income Funds category for the one-, five-, and ten-year periods ended March 31, 2006, were 69%, 37%, and 76%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2006, the fund ranked 63rd out of 91, 26th out of 71, and 34th out of 44 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 4/30/06 (Unaudited)

COLLATERALIZED MORTGAGE OBLIGATIONS (32.5%)*

		Principal amount	Value

Amresco Commercial Mortgage Funding I Ser. 97-C1,
Class G, 7s, 2029		$100,000	$100,710
Amresco Commercial Mortgage Funding I 144A Ser. 97-C1,
Class H, 7s, 2029		81,000	81,831
Asset Securitization Corp. Ser. 96-MD6, Class A7,
8.293s, 2029		154,000	160,572
Banc of America Commercial Mortgage, Inc. Ser. 04-3,
Class A5, 5.481s, 2039		160,000	157,379
Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035		100,000	98,994
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1, 7.84s, 2014		100,000	99,862
FRB Ser. 05-ESHA, Class K, 6.701s, 2020		161,000	160,999
FRB Ser. 05-BOCA, Class L, 6.601s, 2016		200,000	200,305
FRB Ser. 06-LAQ, Class M, 6.471s, 2021		145,000	144,992
FRB Ser. 06-LAQ, Class L, 6.371s, 2021		132,000	131,993
Banc of America Structured Security Trust 144A
Ser. 02-X1, Class A3, 5.436s, 2033		156,000	155,734
Bear Stearns Commercial Mortgage Securities, Inc.
Ser. 00-WF2, Class F, 8.455s, 2032		100,000	110,763
Bear Stearns Commercial Mortgage Securities, Inc.
144A FRB Ser. 05-LXR1, Class J, 6.551s, 2018		148,000	148,000
Broadgate Financing PLC sec. FRB Ser. D, 5.414s,
2023 (United Kingdom)	GBP	112,125	203,368
Chase Commercial Mortgage Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030		$362,000	367,542
Ser. 98-1, Class G, 6.56s, 2030		89,000	90,548
Ser. 98-1, Class H, 6.34s, 2030		203,000	166,702
Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
Class A3, 6.57s, 2030		340,000	341,919
Commercial Mortgage Acceptance Corp. 144A Ser. 98-C1,
Class F, 6.23s, 2031		157,000	157,861
Commercial Mortgage Pass-Through Certificates
Ser. 04-LB2A, Class A4, 4.715s, 2039		367,000	343,488
Commercial Mortgage Pass-Through Certificates 144A
FRB Ser. 01-FL5A, Class G, 5.529s, 2013		241,000	239,795
CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035		119,000	129,494
Ser. 04-C2, Class A2, 5.416s, 2036		180,000	176,465
CS First Boston Mortgage Securities Corp. 144A
Ser. 1998-C2, Class F, 6 3/4s, 2030		362,000	372,463
Ser. 02-CP5, Class M, 5 1/4s, 2035		81,000	67,277
Ser. 03-CK2, Class AX, Interest only (IO), 0.379s, 2036		2,888,504	86,655
DLJ Commercial Mortgage Corp.
Ser. 99-CG2, Class B3, 6.1s, 2032		129,000	128,701
Ser. 99-CG2, Class B4, 6.1s, 2032		219,000	217,788

COLLATERALIZED MORTGAGE OBLIGATIONS (32.5%)* continued

		Principal amount	Value

DLJ Mortgage Acceptance Corp. 144A
Ser. 97-CF1, Class B1, 7.91s, 2030		$61,000	$62,004
Ser. 97-CF1, Class A3, 7.76s, 2030		160,000	161,951
European Loan Conduit FRB Ser. 6X, Class E, 6.34s,
2010 (United Kingdom)	GBP	91,336	166,276
European Loan Conduit 144A
FRB Ser. 6A, Class F, 6.902s, 2010 (United Kingdom)	GBP	47,571	86,602
FRB Ser. 22A, Class D, 5.502s, 2014 (Ireland)	GBP	103,500	188,101
European Prime Real Estate PLC 144A FRB Ser. 1-A,
Class D, 5.514s, 2014 (United Kingdom)	GBP	240,647	437,351
Fannie Mae
Ser. 02-T4, Class A4, 9 1/2s, 2041		$502,177	529,683
IFB Ser. 05-37, Class SU, 9.927s, 2035		265,436	282,193
Ser. 06-20, Class IP, IO, 8s, 2030		97,594	20,718
Ser. 04-W2, Class 5A, 7 1/2s, 2044		579,850	604,680
Ser. 03-W4, Class 4A, 7 1/2s, 2042		177,764	184,494
Ser. 02-W1, Class 2A, 7 1/2s, 2042		301,528	312,172
Ser. 01-T10, Class A2, 7 1/2s, 2041		185,820	192,653
Ser. 02-T4, Class A3, 7 1/2s, 2041		169,528	175,804
Ser. 02-T6, Class A2, 7 1/2s, 2041		66,192	68,556
Ser. 01-T12, Class A2, 7 1/2s, 2041		196,113	203,327
Ser. 01-T7, Class A1, 7 1/2s, 2041		577,245	597,266
Ser. 99-T2, Class A1, 7 1/2s, 2039		351,385	365,994
Ser. 00-T6, Class A1, 7 1/2s, 2030		162,143	167,766
Ser. 02-W3, Class A5, 7 1/2s, 2028		32,763	34,021
Ser. 02-26, Class A1, 7s, 2048		123,086	126,475
Ser. 03-W8, Class 2A, 7s, 2042		495,015	509,147
Ser. 02-T16, Class A2, 7s, 2042		764,306	785,503
Ser. 02-14, Class A1, 7s, 2042		229,283	235,483
IFB Ser. 05-74, Class CP, 7.084s, 2035		138,857	135,589
IFB Ser. 05-76, Class SA, 7.084s, 2034		196,975	190,322
IFB Ser. 06-8, Class PK, 7.127s, 2036		226,807	212,698
IFB Ser. 05-57, Class CD, 7.057s, 2035		133,300	130,285
IFB Ser. 02-97, Class TW, IO, 6 1/2s, 2031		106,062	19,565
IFB Ser. 05-74, Class SK, 6.880s, 2035		258,275	251,518
IFB Ser. 06-27, Class SP, 7.443s, 2036		157,000	152,477
IFB Ser. 06-11, Class PS, 6.9s, 2036		235,359	223,334
IFB Ser. 06-8, Class HP, 6.9s, 2036		205,396	196,842
IFB Ser. 06-8, Class WK, 6.9s, 2036		306,169	291,795
IFB Ser. 05-106, Class US, 6.9s, 2035		334,876	326,083
IFB Ser. 05-99, Class SA, 6.9s, 2035		164,453	159,104
IFB Ser. 05-74, Class CS, 6.77s, 2035		158,298	153,612
IFB Ser. 05-45, Class DA, 6.754s, 2035		326,898	313,636
IFB Ser. 05-74, Class DM, 6.717s, 2035		318,766	305,064
IFB Ser. 04-79, Class SA, 6.578s, 2032		348,056	326,606
IFB Ser. 05-45, Class DC, 6.644s, 2035		181,610	173,491
IFB Ser. 05-57, Class DC, 6.116s, 2034		234,147	227,288
Ser. 350, Class 2, IO, 5 1/2s, 2034		798,445	204,613
Ser. 329, Class 2, IO, 5 1/2s, 2033		346,279	88,850
IFB Ser. 05-45, Class PC, 5.796s, 2034		98,392	94,869

COLLATERALIZED MORTGAGE OBLIGATIONS (32.5%)* continued

	Principal amount	Value

Fannie Mae
Ser. 06-42, Class PS, 5s, 2036	$153,000	$149,122
Ser. 06-45, Class SM, IO, 5s, 2036	468,000	22,085
IFB Ser. 05-73, Class SA, 5.023s, 2035	139,947	129,265
IFB Ser. 05-93, Class AS, 4.830s, 2034	97,545	85,417
IFB Ser. 97-44, Class SN, IO, 3.31s, 2023	113,420	9,403
IFB Ser. 02-89, Class S, IO, 3.241s, 2033	312,093	27,601
IFB Ser. 03-66, Class SA, IO, 2.691s, 2033	328,356	24,165
IFB Ser. 03-48, Class S, IO, 2.591s, 2033	140,598	10,193
IFB Ser. 02-92, Class SB, IO, 2.391s, 2030	113,335	6,931
IFB Ser. 05-113, Class DI, IO, 2.271s, 2036	5,930,657	351,527
IFB Ser. 05-52, Class DC, IO, 2.241s, 2035	233,316	18,374
IFB Ser. 04-89, Class EI, IO, 2.191s, 2034	1,124,086	77,402
IFB Ser. 04-24, Class CS, IO, 2.191s, 2034	416,487	28,764
IFB Ser. 03-122, Class SA, IO, 2.141s, 2028	590,526	27,917
IFB Ser. 03-122, Class SJ, IO, 2.141s, 2028	627,922	30,125
IFB Ser. 04-65, Class ST, IO, 2.091s, 2034	467,315	24,534
IFB Ser. 04-51, Class S0, IO, 2.091s, 2034	81,907	4,019
IFB Ser. 04-60, Class SW, IO, 2.091s, 2034	799,794	53,861
IFB Ser. 05-65, Class KI, IO, 2.041s, 2035	662,918	36,767
Ser. 03-W10, Class 1, IO, 1.961s, 2043	1,489,929	67,433
IFB Ser. 05-42, Class SA, IO, 1.841s, 2035	673,227	34,781
IFB Ser. 05-73, Class SI, IO, 1.791s, 2035	160,448	7,659
IFB Ser. 05-17, Class ES, IO, 1.791s, 2035	327,266	20,283
IFB Ser. 05-17, Class SY, IO, 1.791s, 2035	152,617	9,543
IFB Ser. 05-62, Class FS, IO, 1.791s, 2034	409,202	21,690
IFB Ser. 05-82, Class SW, IO, 1.771s, 2035	610,291	26,724
IFB Ser. 05-82, Class SY, IO, 1.771s, 2035	776,173	33,988
IFB Ser. 05-45, Class EW, IO, 1.761s, 2035	474,364	22,622
IFB Ser. 05-45, Class SR, IO, 1.761s, 2035	1,091,996	51,959
IFB Ser. 05-47, Class SW, IO, 1.761s, 2035	803,349	34,456
IFB Ser. 05-105, Class S, IO, 1.741s, 2035	233,474	12,184
IFB Ser. 05-95, Class CI, IO, 1.741s, 2035	352,404	19,640
IFB Ser. 05-84, Class SG, IO, 1.741s, 2035	611,778	36,508
IFB Ser. 05-87, Class SG, IO, 1.741s, 2035	785,099	37,538
IFB Ser. 05-89, Class S, IO, 1.741s, 2035	1,112,652	48,157
IFB Ser. 05-69, Class AS, IO, 1.741s, 2035	160,621	8,633
IFB Ser. 05-54, Class SA, IO, 1.741s, 2035	750,221	32,353
IFB Ser. 05-23, Class SG, IO, 1.741s, 2035	501,894	28,545
IFB Ser. 05-29, Class SX, IO, 1.741s, 2035	602,965	34,090
IFB Ser. 05-29, Class SY, IO, 1.741s, 2035	1,512,456	89,643
IFB Ser. 05-57, Class CI, IO, 1.741s, 2035	448,711	23,936
IFB Ser. 05-17, Class SA, IO, 1.741s, 2035	457,642	27,523
IFB Ser. 05-17, Class SE, IO, 1.741s, 2035	489,740	29,080
IFB Ser. 05-57, Class DI, IO, 1.741s, 2035	1,086,210	54,624
IFB Ser. 04-92, Class S, IO, 1.741s, 2034	495,757	25,563
IFB Ser. 05-104, Class SI, IO, 1.741s, 2033	393,215	21,962
IFB Ser. 05-83, Class QI, IO, 1.731s, 2035	95,784	5,955
IFB Ser. 05-92, Class SC, IO, 1.721s, 2035	827,670	46,168
IFB Ser. 05-73, Class SD, IO, 1.721s, 2035	400,917	21,784

COLLATERALIZED MORTGAGE OBLIGATIONS (32.5%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-20, Class PI, IO, 1.721s, 2030	$751,471	$28,074
IFB Ser. 05-83, Class SL, IO, 1.711s, 2035	1,640,823	81,629
IFB Ser. 06-20, Class IG, IO, 1.691s, 2036	2,022,197	94,549
IFB Ser. 06-8, Class NS, IO, 1.671s, 2036	938,906	50,858
IFB Ser. 06-8, Class NY, IO, 1.641s, 2036	352,090	18,392
IFB Ser. 06-8, Class PS, IO, 1.641s, 2036	526,092	30,277
Ser. 03-W8, Class 12, IO, 1.637s, 2042	3,132,334	117,982
IFB Ser. 06-20, Class IB, IO, 1.631s, 2036	866,656	38,932
IFB Ser. 04-38, Class SI, IO, 1.611s, 2033	760,958	29,373
IFB Ser. 04-72, Class SB, IO, 1.541s, 2034	346,109	12,763
IFB Ser. 03-124, Class ST, IO, 1.541s, 2034	228,504	8,640
IFB Ser. 03-112, Class SA, IO, 1.541s, 2028	309,167	10,295
Ser. 03-W6, Class 11, IO, 1.286s, 2035	499,322	300
IFB Ser. 05-67, Class BS, IO, 1.191s, 2035	423,377	16,406
Ser. 03-W17, Class 12, IO, 1.151s, 2033	1,485,253	43,559
IFB Ser. 05-74, Class SE, IO, 1.141s, 2035	1,342,137	38,459
IFB Ser. 05-82, Class SI, IO, 1.141s, 2035	1,352,670	38,942
IFB Ser. 05-87, Class SE, IO, 1.091s, 2035	3,155,774	101,576
IFB Ser. 05-58, Class IK, IO, 1.041s, 2035	342,321	13,425
IFB Ser. 04-54, Class SW, IO, 1.041s, 2033	188,180	4,916
Ser. 02-T18, IO, 0.525s, 2042	8,607,654	101,914
Ser. 02-T4, IO, 0.45s, 2041	508,566	4,472
Ser. 02-26, IO, 0.241s, 2048	22,549,145	114,077
Ser. 03-W6, Class 21, IO, 0.004s, 2042	588,609	1
Ser. 05-113, Class DO, Principal only (PO),
zero %, 2036	911,806	704,086
Ser. 363, Class 1, PO, zero %, 2035	1,476,620	1,030,627
Ser. 361, Class 1, PO, zero %, 2035	645,803	487,275
Ser. 04-38, Class AO, PO, zero %, 2034	473,637	335,986
Ser. 342, Class 1, PO, zero %, 2033	175,989	131,280
Ser. 02-82, Class TO, PO, zero %, 2032	107,131	80,265
Ser. 04-61, Class CO, PO, zero %, 2031	244,000	178,120
FRB Ser. 05-65, Class ER, zero %, 2035	248,330	270,971
FRB Ser. 05-57, Class UL, zero %, 2035	263,679	284,516
Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	598,881	625,144
Ser. T-42, Class A5, 7 1/2s, 2042	58,479	60,695
Ser. T-41, Class 3A, 7 1/2s, 2032	348,618	361,512
Ser. T-60, Class 1A2, 7s, 2044	621,946	640,162
Ser. T-41, Class 2A, 7s, 2032	45,171	46,306
FFCA Secured Lending Corp. Ser. 99-1A, Class C1,
7.59s, 2025	225,000	157,500
First Union-Lehman Brothers Commercial
Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	209,000	225,456
Ser. 97-C2, Class G, 7 1/2s, 2029	119,000	128,639
First Union-Lehman Brothers-Bank of America 144A
Ser. 98-C2, Class G, 7s, 2035	285,000	298,292

COLLATERALIZED MORTGAGE OBLIGATIONS (32.5%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 2990, Class LB, 4.419s, 2034	$248,155	$217,878
IFB Ser. 2763, Class SC, 8.995s, 2032	330,701	335,094
IFB Ser. 3081, Class DC, 7.104s, 2035	129,414	121,922
IFB Ser. 2976, Class LC, 6.449s, 2035	101,162	95,566
IFB Ser. 2976, Class KL, 6.412s, 2035	239,886	226,670
IFB Ser. 2990, Class DP, 6.302s, 2034	206,235	195,705
IFB Ser. 3072, Class SM, 5.825s, 2035	98,217	87,452
IFB Ser. 3072, Class SB, 5.679s, 2035	98,217	86,918
IFB Ser. 3065, Class DC, 5.156s, 2035	198,110	174,224
IFB Ser. 3031, Class BS, 4.472s, 2035	279,982	247,014
IFB Ser. 2990, Class WP, 4.383s, 2035	162,625	150,068
IFB Ser. 2927, Class SI, IO, 3.599s, 2035	386,403	41,761
IFB Ser. 2538, Class SH, IO, 2.649s, 2032	60,243	3,814
IFB Ser. 2828, Class GI, IO, 2.599s, 2034	422,819	37,972
IFB Ser. 2802, Class SM, IO, 2.449s, 2032	128,901	8,240
IFB Ser. 2869, Class SH, IO, 2.399s, 2034	222,626	12,708
IFB Ser. 2869, Class JS, IO, 2.349s, 2034	1,054,553	59,177
IFB Ser. 2882, Class SL, IO, 2.299s, 2034	221,134	15,211
IFB Ser. 2682, Class TQ, IO, 2.149s, 2033	181,494	9,472
IFB Ser. 2815, Class PT, IO, 2.149s, 2032	414,595	26,610
IFB Ser. 2594, Class SE, IO, 2.149s, 2030	398,659	18,812
IFB Ser. 2828, Class TI, IO, 2.149s, 2030	194,112	11,465
IFB Ser. 3033, Class SF, IO, 1.899s, 2035	294,776	11,423
IFB Ser. 3028, Class ES, IO, 1.849s, 2035	944,523	60,611
IFB Ser. 2922, Class SE, IO, 1.849s, 2035	603,118	26,763
IFB Ser. 3045, Class DI, IO, 1.829s, 2035	272,484	12,308
IFB Ser. 2981, Class AS, IO, 1.819s, 2035	527,985	21,944
IFB Ser. 2981, Class BS, IO, 1.819s, 2035	267,705	11,545
IFB Ser. 2981, Class CS, IO, 1.819s, 2035	356,146	15,247
IFB Ser. 3118, Class SD, IO, 1.799s, 2036	1,029,489	40,697
IFB Ser. 3054, Class CS, IO, 1.799s, 2035	212,406	9,857
IFB Ser. 3107, Class DC, IO, 1.799s, 2035	443,897	31,281
IFB Ser. 3066, Class SI, IO, 1.799s, 2035	640,313	40,159
IFB Ser. 2924, Class SA, IO, 1.799s, 2035	859,666	35,730
IFB Ser. 2927, Class ES, IO, 1.799s, 2035	312,019	14,215
IFB Ser. 2950, Class SM, IO, 1.799s, 2016	431,379	21,030
IFB Ser. 3031, Class BI, IO, 1.789s, 2035	188,523	11,755
IFB Ser. 3067, Class SI, IO, 1.749s, 2035	738,208	48,622
IFB Ser. 2986, Class WS, IO, 1.749s, 2035	243,335	8,302
IFB Ser. 2962, Class BS, IO, 1.749s, 2035	1,287,296	64,536
IFB Ser. 3114, Class TS, IO, 1.749s, 2030	1,496,370	59,759
IFB Ser. 3114, Class BI, IO, 1.749s, 2030	587,066	21,953
IFB Ser. 2990, Class LI, IO, 1.729s, 2034	368,866	20,837
IFB Ser. 3065, Class DI, IO, 1.719s, 2035	143,609	8,337
IFB Ser. 3114, Class GI, IO, 1.699s, 2036	195,548	11,446
IFB Ser. 3081, Class DI, IO, 1.579s, 2035	169,560	9,050
IFB Ser. 2988, Class AS, IO, 1.299s, 2035	120,006	3,934
IFB Ser. 3016, Class SP, IO, 1.209s, 2035	188,873	5,696
IFB Ser. 3016, Class SQ, IO, 1.209s, 2035	420,456	13,074

COLLATERALIZED MORTGAGE OBLIGATIONS (32.5%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 2937, Class SY, IO, 1.199s, 2035	$190,068	$4,951
IFB Ser. 2957, Class SW, IO, 1.099s, 2035	1,048,579	29,819
IFB Ser. 2815, Class S, IO, 1.099s, 2032	428,273	11,938
Ser. 236, PO, zero %, 2036	822,513	606,453
Ser. 231, PO, zero %, 2035	7,808,518	5,526,185
Ser. 228, PO, zero %, 2035	1,509,006	1,115,213
FRB Ser. 3003, Class XF, zero %, 2035	267,465	303,990
FRB Ser. 2958, Class FB, zero %, 2035	460,304	457,672
FRB Ser. 3024, Class CF, zero %, 2034	313,345	318,852
FRB Ser. 3046, Class UF, zero %, 2033	110,769	112,714
GE Capital Commercial Mortgage Corp. Ser. 04-C2,
Class A4, 4.893s, 2040	466,000	440,180
GE Capital Commercial Mortgage Corp. 144A Ser. 00-1,
Class F, 7.786s, 2033	41,000	42,993
GMAC Commercial Mortgage Securities, Inc. Ser. 04-C2,
Class A4, 5.301s, 2038	310,000	301,686
Government National Mortgage Association
IFB Ser. 05-7, Class JM, 5.918s, 2034	265,132	254,720
IFB Ser. 05-84, Class SL, 4.467s, 2035	251,651	218,050
IFB Ser. 04-86, Class SW, IO, 1.828s, 2034	497,640	24,589
IFB Ser. 05-65, Class SI, IO, 1.428s, 2035	249,433	9,574
IFB Ser. 05-68, Class KI, IO, 1.378s, 2035	1,310,000	70,946
IFB Ser. 05-68, Class SI, IO, 1.378s, 2035	1,643,184	69,386
IFB Ser. 06-10, Class SM, IO, 1.328s, 2036	1,010,555	38,843
IFB Ser. 06-14, Class S, IO, 1.328s, 2036	431,605	15,511
IFB Ser. 05-51, Class SJ, IO, 1.278s, 2035	491,232	20,033
IFB Ser. 05-68, Class S, IO, 1.278s, 2035	971,606	37,506
IFB Ser. 05-28, Class SA, IO, 1.278s, 2035	1,266,002	43,762
IFB Ser. 05-60, Class SJ, IO, 0.858s, 2034	797,095	24,415
GS Mortgage Securities Corp. II Ser. 04-GG2, Class A6,
5.396s, 2038	316,000	309,524
GS Mortgage Securities Corp. II 144A
FRB Ser. 03-FL6A, Class L, 8.151s, 2015	95,000	95,534
Ser. 98-C1, Class F, 6s, 2030	99,000	98,440
Ser. 03-C1, Class X1, IO, 0.297s, 2040	7,374,339	136,020
JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 06-CB14, Class AM, 5.63s, 2044	145,000	142,440
Ser. 06-CB14, Class A4, 5.481s, 2044	140,000	137,157
Ser. 05-CB11, Class A4, 5.335s, 2037	474,000	478,740
Ser. 05-LDP2, Class AM, 4.78s, 2042	50,000	46,500
JPMorgan Chase Commercial Mortgage Securities Corp.
144A Ser. 04-FL1A, Class X1A, IO, 0.964s, 2019	1,001,674	3,309
LB Commercial Conduit Mortgage Trust 144A Ser. 98-C4,
Class J, 5.6s, 2035	119,000	104,509
LB-UBS Commercial Mortgage Trust Ser. 04-C7, Class A6,
4.786s, 2029	128,000	120,041

COLLATERALIZED MORTGAGE OBLIGATIONS (32.5%)* continued

		Principal amount	Value

LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C2, Class XCL, IO, 0.107s, 2040		$6,483,264	$69,101
Ser. 06-C1, Class XCL, IO, 0.072s, 2041		12,472,459	134,381
Lehman Brothers Floating Rate Commercial
Mortgage Trust 144A
FRB Ser. 03-LLFA, Class L, 8.651s, 2014		170,000	169,879
FRB Ser. 04-LLFA, Class H, 5.851s, 2017		66,000	66,251
Mach One Commercial Mortgage Trust 144A Ser. 04-1A,
Class H, 6.735s, 2040		156,000	145,077
Merrill Lynch Mortgage Investors, Inc. Ser. 98-C3, Class E,
7.138s, 2030		49,000	51,613
Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.35s, 2032		256,000	266,866
Ser. 05-HQ6, Class A4A, 4.989s, 2042		293,000	277,591
Ser. 04-HQ4, Class A7, 4.97s, 2040		151,000	142,977
Morgan Stanley Capital I 144A Ser. 04-RR, Class F7,
6s, 2039		360,000	243,984
Mortgage Capital Funding, Inc. FRB Ser. 98-MC2, Class E,
7.095, 2030		78,000	80,124
PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010		100,000	92,817
Ser. 00-C2, Class J, 6.22s, 2033		76,000	76,500
Pure Mortgages 144A FRB Ser. 04-1A, Class F, 8.31s,
2034 (Ireland)		255,000	256,454
Quick Star PLC FRB Class 1-D, 5.527s,
2011 (United Kingdom)	GBP	83,333	151,449
Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 5.677s, 2014 (Ireland)	GBP	70,000	127,218
FRB Ser. 05-CT1A, Class D, 5.702s, 2014 (Ireland)	GBP	144,678	262,938
FRB Ser. 04-2A, Class D, 3.664s, 2014 (Ireland)	EUR	88,077	110,933
FRB Ser. 04-2A, Class C, 3.264s, 2014 (Ireland)	EUR	38,010	47,874
URSUS EPC 144A FRB Ser. 1-A, Class D, 5.542s,
2012 (Ireland)	GBP	95,546	173,646
Wachovia Bank Commercial Mortgage Trust Ser. 04-C15,
Class A4, 4.803s, 2041		$226,000	211,424
Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 8.201s, 2018		100,000	99,710
Washington Mutual Asset Securities Corp. 144A
Ser. 05-C1A, Class G, 5.72s, 2036		87,000	81,831

Total collateralized mortgage obligations (cost $44,818,866)			$42,553,897

FOREIGN GOVERNMENT BONDS AND NOTES (29.5%)*

		Principal amount	Value

Austria (Republic of ) notes Ser. EMTN, 3 3/8s, 2012	CHF	2,900,000	$2,434,563
Austria (Republic of ) 144A notes Ser. EMTN, 3.8s, 2013	EUR	3,000,000	3,755,451
Canada (Government of ) bonds 5 3/4s, 2033	CAD	750,000	796,929
Denmark (Kingdom of ) bonds 6s, 2009	DKK	9,640,000	1,752,431
Export Development Canada government bonds 4s,
2007 (Canada)		$1,000,000	986,500
France (Government of ) bonds 5 3/4s, 2032	EUR	3,636,000	5,685,501
France (Government of ) bonds 4s, 2013	EUR	63	80
France (Government of ) bonds Ser. OATe, 3s, 2012	EUR	1,190,519	1,626,763
Germany (Federal Republic of ) bonds Ser. 2, 5s, 2012	EUR	2,693,000	3,597,039
Ireland (Republic of ) bonds 5s, 2013	EUR	1,700,000	2,289,617
Italy (Republic of ) unsub. notes Ser. 11, Tranche 1,
3 1/8s, 2010	CHF	1,900,000	1,557,789
Netherlands (Government of ) bonds 5s, 2012	EUR	4,500,000	6,030,486
Quebec (Province of ) notes 5s, 2009 (Canada)		$500,000	495,983
Spain (Kingdom of ) bonds 5s, 2012	EUR	3,000,000	4,020,324
Sweden (Government of ) debs. Ser. 1041, 6 3/4s, 2014	SEK	3,585,000	582,635
United Kingdom treasury bonds 4 1/4s, 2036	GBP	610,000	1,099,723
United Kingdom treasury bonds 2 1/2s, 2009	GBP	425,000	1,923,264

Total foreign government bonds and notes (cost $37,104,964)			$38,635,078

ASSET-BACKED SECURITIES (14.5%)*

		Principal amount	Value

ABSC NIMS Trust 144A Ser. 03-HE5, Class A, 7s, 2033		$4,379	$4,335
Aegis Asset Backed Securities Trust 144A Ser. 04-2N,
Class N1, 4 1/2s, 2034		643	641
Ameriquest Finance NIM Trust 144A
Ser. 04-RN9, Class N1, 4.8s, 2034 (Cayman Islands)		10,431	10,431
Ser. 04-RN9, Class N2, 10s, 2034 (Cayman Islands)		102,000	94,860
Asset Backed Funding Corp. NIM Trust 144A
Ser. 04-0PT5, Class N1, 4.45s, 2034 (Cayman Islands)		11,541	11,511
FRB Ser. 05-OPT1, Class B1, 7.459s, 2035		37,000	27,416
Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 05-HE1, Class A3, 5.249s, 2035		56,690	56,748
Banc of America Mortgage Securities
Ser. 04-D, Class 2A, IO, 0.542s, 2034		1,176,633	3,677
Ser. 05-E, Class 2, IO, 0.306s, 2035		2,681,000	17,594
Bank One Issuance Trust FRB Ser. 03-C4, Class C4,
5.931s, 2011		80,000	81,509
Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014		82,000	80,412
Bear Stearns Alternate Trust Ser. 04-12, Class 2A2,
4.986s, 2035		126,711	125,800
Bear Stearns Asset Backed Securities NIM Trust 144A
Ser. 04-FR1, Class A1, 5s, 2034 (Cayman Islands)		3,675	3,667
Ser. 04-HE10, Class A1, 4 1/4s, 2034 (Cayman Islands)		35,433	35,190
Ser. 04-HE10, Class A2, 5s, 2034 (Cayman Islands)		50,000	49,563
Ser. 04-HE6, Class A1, 5 1/4s, 2034 (Cayman Islands)		7,044	7,034
Ser. 04-HE7N, Class A1, 5 1/4s, 2034		4,352	4,346
Ser. 04-HE8N, Class A1, 5s, 2034		6,065	6,051

ASSET-BACKED SECURITIES (14.5%)* continued

		Principal amount	Value

Bear Stearns Asset Backed Securities, Inc.
Ser. 04-FR3, Class M6, 8.209s, 2034		$81,000	$81,152
FRB Ser. 06-EC1, Class M9, 6.959s, 2035		100,000	81,125
Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A2, 7.575s, 2030		38,915	25,959
Ser. 00-A, Class A4, 8.29s, 2030		139,386	99,312
Ser. 99-B, Class A3, 7.18s, 2015		279,412	178,474
Ser. 99-B, Class A4, 7.3s, 2016		175,008	118,836
Capital One Multi-Asset Execution Trust FRB Ser. 02-C1,
Class C1, 7.651s, 2010		250,000	257,930
CARMAX Auto Owner Trust Ser. 04-2, Class D, 3.67s, 2011		24,119	23,632
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B3, 8.251s, 2011 (Cayman Islands)		45,550	46,704
FRB Ser. 04-AA, Class B4, 10.401s, 2011 (Cayman Islands)		187,363	196,700
Chase Credit Card Master Trust FRB Ser. 03-3, Class C,
5.981s, 2010		170,000	173,146
Chase Funding Net Interest Margin 144A Ser. 04-OPT1,
Class Note, 4.458s, 2034		25,316	25,300
CHEC NIM Ltd., 144A
Ser. 04-2, Class N1, 4.45s, 2034 (Cayman Islands)		757	756
Ser. 04-2, Class N2, 8s, 2034 (Cayman Islands)		35,000	34,686
Ser. 04-2, Class N3, 8s, 2034 (Cayman Islands)		25,000	22,767
Chester Asset Receivables Dealings PLC FRB Ser. 02-B,
Class C, 3.901s, 2009 (United Kingdom)	EUR	240,000	306,814
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11, 7.459s, 2035		$76,000	62,510
FRB Ser. 05-HE4, Class M12, 7.009s, 2035		91,000	71,737
Conseco Finance Securitizations Corp.
Ser. 00-1, Class A5, 8.06s, 2031		160,000	137,678
Ser. 00-2, Class A4, 8.48s, 2030		114,899	114,279
Ser. 00-4, Class A4, 7.73s, 2031		179,170	169,495
Ser. 00-4, Class A5, 7.97s, 2032		56,000	44,820
Ser. 00-4, Class A6, 8.31s, 2032		781,000	650,944
Ser. 01-1, Class A5, 6.99s, 2032		449,000	404,998
Ser. 01-4, Class A4, 7.36s, 2033		325,000	314,189
Ser. 02-2, Class A, IO, 8 1/2s, 2033		385,590	88,898
Countrywide Alternative Loan Trust
Ser. 05-24, Class 1AX, IO, 1.233s, 2035		3,352,108	87,993
Ser. 05-24, Class IIAX, IO, 1.201s, 2035		1,709,402	64,103
Countrywide Asset Backed Certificates 144A
Ser. 04-6N, Class N1, 6 1/4s, 2035		65,156	64,715
Ser. 04-BC1N, Class Note, 5 1/2s, 2035		9,413	9,189
Countrywide Home Loans
Ser. 05-2, Class 2X, IO, 1.428s, 2035		1,841,935	41,156
Ser. 05-9, Class 1X, IO, 1 1/4s, 2035		1,649,744	39,759
Ser. 06-0A5, Class X, IO, 1.464s, 2046		1,005,717	50,286
CS First Boston Mortgage Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034		54,444	53,899
First Chicago Lennar Trust 144A Ser. 97-CHL1, Class E,
7.577s, 2039		420,000	425,841

ASSET-BACKED SECURITIES (14.5%)* continued

		Principal amount	Value

First Franklin Mortgage Loan NIM Trust 144A
Ser. 04-FF10, Class N1, 4.45s, 2034 (Cayman Islands)		$4,436	$4,425
Ser. 04-FF7A, Class A, 5s, 2034 (Cayman Islands)		3,544	3,534
Fremont NIM Trust 144A
Ser. 04-3, Class A, 4 1/2s, 2034		15,670	15,554
Ser. 04-3, Class B, 7 1/2s, 2034		34,727	29,866
GE Capital Credit Card Master Note Trust FRB Ser. 04-2,
Class C, 5.381s, 2010		145,430	145,605
Granite Mortgages PLC
FRB Ser. 02-1, Class 1C, 6.38s, 2042 (United Kingdom)		100,000	100,586
FRB Ser. 02-2, Class 1C, 6.33s, 2043 (United Kingdom)		70,000	70,668
FRB Ser. 03-2, Class 2C1, 5.2s, 2043 (United Kingdom)	EUR	455,000	595,021
FRB Ser. 03-2, Class 3C, 6.138s, 2043 (United Kingdom)	GBP	340,000	636,206
Green Tree Financial Corp.
Ser. 94-4, Class B2, 8.6s, 2019		$84,833	64,167
Ser. 94-6, Class B2, 9s, 2020		199,922	171,932
Ser. 95-4, Class B1, 7.3s, 2025		84,541	83,326
Ser. 99-1, Class A5, 6.11s, 2023		155,602	155,796
Ser. 99-3, Class A6, 6 1/2s, 2031		89,000	88,603
Ser. 99-3, Class A7, 6.74s, 2031		280,000	264,657
Ser. 99-5, Class A5, 7.86s, 2030		1,275,000	1,106,949
Greenpoint Manufactured Housing Ser. 00-3, Class IA,
8.45s, 2031		616,219	564,495
Greenpoint Mortgage Funding Trust Ser. 05-AR1, Class X1,
IO, 1.985s, 2045		1,239,399	33,890
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011		191,849	190,485
GSAMP Trust 144A Ser. 04-NIM1, Class N1, 5 1/2s, 2034		10,887	10,885
Guggenheim Structured Real Estate Funding, Ltd. FRB
Ser. 05-1A, Class E, 6.759s, 2030 (Cayman Islands)		250,000	250,000
High Income Trust Securities 144A FRB Ser. 03-1A, Class A,
5.215s, 2036 (Cayman Islands)		254,858	244,027
Holmes Financing PLC
FRB Ser. 4, Class 3C, 6.368s, 2040 (United Kingdom)		50,000	50,073
FRB Ser. 8, Class 2C, 5.788s, 2040 (United Kingdom)		57,000	57,131
Home Equity Asset Trust 144A
Ser. 04-3N, Class A, 5s, 2034		542	538
Ser. 04-4N, Class A, 5s, 2034		13,727	13,556
LNR CDO, Ltd. 144A FRB Ser. 02-1A, Class FFL, 7.7s,
2037 (Cayman Islands)		300,000	303,996
Long Beach Asset Holdings Corp. NIM Trust 144A Ser. 04-5,
Class Note, 5s, 2034		2,432	2,428
Long Beach Mortgage Loan Trust 144A FRB Ser. 06-WL3,
Class B1, 7.459s, 2036		87,000	69,893
Lothian Mortgages PLC 144A FRB Ser. 3A,
Class D, 5.388s, 2039 (United Kingdom)	GBP	200,000	367,187
Marriott Vacation Club Owner Trust 144A Ser. 04-1A,
Class C, 5.265s, 2026		$26,600	26,110
MASTR Adjustable Rate Mortgages Trust
Ser. 04-03, Class 4AX, IO, 1.417s, 2034		255,623	5,752
Ser. 05-2, Class 7AX, IO, 0.168s, 2035		678,486	2,035

ASSET-BACKED SECURITIES (14.5%)* continued

	Principal amount	Value

MASTR Asset Backed Securities NIM Trust 144A
Ser. 04-CI5, Class N2, 9s, 2034 (Cayman Islands)	$64,149	$64,521
Ser. 04-HE1A, Class Note, 5.191s, 2034 (Cayman Islands)	3,557	3,549
MBNA Credit Card Master Note Trust FRB Ser. 03-C5,
Class C5, 6.081s, 2010	170,000	173,210
Merrill Lynch Mortgage Investors, Inc.
Ser. 03-WM3N, Class N1, 8s, 2034	651	643
Ser. 04-WMC3, Class B3, 5s, 2035	66,000	62,924
Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s, 2035 (Cayman Islands)	2,749	2,721
Ser. 04-WM2N, Class N1, 4 1/2s, 2034	3,022	2,998
Metris Master Trust 144A FRB Ser. 01-2, Class C,
6.823s, 2009	170,000	170,201
MMCA Automobile Trust Ser. 02-1, Class B, 5.37s, 2010	142,877	142,334
Morgan Stanley ABS Capital I FRB Ser. 04-HE8, Class B3,
8.159s, 2034	50,000	50,641
Morgan Stanley Auto Loan Trust 144A
Ser. 04-HB1, Class D, 5 1/2s, 2011	21,385	21,251
Ser. 04-HB2, Class E, 5s, 2012	86,000	84,328
Morgan Stanley Dean Witter Capital I
FRB Ser. 01-NC3, Class B1, 8.634s, 2031	18,740	18,740
FRB Ser. 01-NC4, Class B1, 8.709s, 2032	25,030	25,057
Morgan Stanley Mortgage Loan Trust Ser. 05-5AR, Class 2A1,
5.42s, 2035	573,743	572,914
Neon Capital, Ltd. 144A limited recourse sec. notes Ser. 96,
1.458s, 2013 (Cayman Islands) (F) (g)	286,896	55,397
Nomura Asset Acceptance Corp. 144A Ser. 04-R2, Class PT,
9.087s, 2034	54,768	57,609
Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A2, 7.765s, 2017	44,221	34,864
Ser. 00-D, Class A4, 7.4s, 2030	309,000	200,988
Ser. 01-C, Class A2, 5.92s, 2017	117,642	62,519
Ser. 01-D, Class A4, 6.93s, 2031	211,714	149,598
Ser. 01-E, Class A2, 5.05s, 2019	340,583	260,467
Ser. 02-A, Class A2, 5.01s, 2020	206,645	158,293
Ser. 02-B, Class A4, 7.09s, 2032	102,000	89,042
Ser. 02-C, Class A1, 5.41s, 2032	378,282	319,629
Ser. 99-D, Class A1, 7.84s, 2029	275,603	240,247
Oakwood Mortgage Investors, Inc. 144A Ser. 01-B, Class A4,
7.21s, 2030	83,527	73,602
Ocean Star PLC 144A
FRB Ser. 04-A, Class E, 11.24s, 2018 (Ireland)	50,000	52,950
FRB Ser. 05-A, Class E, 9.34s, 2012 (Ireland)	53,000	52,995
Park Place Securities NIM Trust 144A Ser. 04-MCWN1,
Class A, 4.458s, 2034	1,341	1,340
Park Place Securities, Inc. 144A FRB Ser. 05-WCW2,
Class M11, 7.459s, 2035	148,000	114,700
People’s Choice Net Interest Margin Note 144A Ser. 04-2,
Class A, 5s, 2034	17,152	17,087

ASSET-BACKED SECURITIES (14.5%)* continued

		Principal amount	Value

Permanent Financing PLC
FRB Ser. 3, Class 3C, 6.03s, 2042 (United Kingdom)		$120,000	$121,519
FRB Ser. 4, Class 3C, 5.68s, 2042 (United Kingdom)		177,000	178,115
FRB Ser. 5, Class 2C, 5.53s, 2042 (United Kingdom)		49,000	49,201
FRB Ser. 6, Class 3C, 5.26s, 2042 (United Kingdom)	GBP	204,000	370,750
Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 5.91s, 2011 (United Kingdom)		$120,000	121,546
FRB Ser. 04-2A, Class C, 5.790s, 2011 (United Kingdom)		100,000	100,858
Providian Gateway Master Trust 144A
FRB Ser. 04-BA, Class D, 6.301s, 2010		170,000	170,368
FRB Ser. 04-EA, Class D, 5.831s, 2011		152,000	153,656
Residential Asset Securities Corp. 144A
Ser. 04-N10B, Class A1, 5s, 2034		27,135	27,016
FRB Ser. 05-KS10, Class B, 7.709s, 2035		79,000	69,316
Residential Mortgage Securities 144A FRB Ser. 20A,
Class B1A, 5.317s, 2038 (United Kingdom)	GBP	50,000	90,343
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033 (Cayman Islands)		$5,540	4,155
Ser. 03-5, Class A, 7.35s, 2033 (Cayman Islands)		8,719	6,424
Ser. 03-8A, Class A, 7s, 2033 (Cayman Islands)		4,143	829
Ser. 03-9A, Class A, 7s, 2033 (Cayman Islands)		5,221	627
Ser. 03-BC2A, Class A, 7 3/4s, 2033 (Cayman Islands)		21,746	4,719
Ser. 04-10A, Class A, 5s, 2034 (Cayman Islands)		29,159	28,987
Ser. 04-4A, Class B, 7 1/2s, 2034 (Cayman Islands)		34,584	20,750
Ser. 04-7A, Class A, 4 3/4s, 2034 (Cayman Islands)		6,793	6,781
Ser. 04-AA, Class A, 4 1/2s, 2034 (Cayman Islands)		18,340	18,242
Ser. 04-BNCA, Class A, 5s, 2034 (Cayman Islands)		739	738
Sasco Net Interest Margin Trust 144A Ser. 05-WF1A,
Class A, 4 3/4s, 2035 (Cayman Islands)		47,440	47,040
Sharps SP I, LLC Net Interest Margin Trust 144A
Ser. 04-4N, Class Note, 6.65s, 2034		308	308
Ser. 04-HE2N, Class NA, 5.43s, 2034		4,949	4,875
Soundview Home Equity Loan Trust 144A FRB Ser. 05-CTX1,
Class B1, 7.459s, 2035		42,000	33,810
Structured Adjustable Rate Mortgage Loan Trust
Ser. 04-10, Class 1A1, 4.913s, 2034		47,463	47,338
Ser. 04-19, Class 2A1X, IO, 0.536s, 2035		1,806,430	31,251
Ser. 05-9, Class AX, IO, 0.943s, 2035		3,657,872	109,005
Structured Asset Receivables Trust 144A FRB Ser. 05-1,
5.575s, 2015		409,538	409,410
Structured Asset Securities Corp.
IFB Ser. 05-10, Class 3A3, 6.162s, 2034		256,056	223,646
IFB Ser. 05-6, Class 5A8, 3.981s, 2035		332,726	259,411
TIAA Real Estate CDO, Ltd. 144A FRB Ser. 02-1A,
Class III, 7.6s, 2037 (Cayman Islands)		188,000	199,722
Wells Fargo Home Equity Trust 144A
Ser. 04-2, Class N1, 4.45s, 2034 (Cayman Islands)		3,294	3,288
Ser. 04-2, Class N2, 8s, 2034 (Cayman Islands)		49,000	49,036

ASSET-BACKED SECURITIES (14.5%)* continued

	Principal amount	Value

Wells Fargo Mortgage Backed Securities Trust Ser. 05-AR12,
Class 2A5, 4.32s, 2035	$1,716,000	$1,643,287
WFS Financial Owner Trust Ser. 04-3, Class D, 4.07s, 2012	42,249	41,543
Whole Auto Loan Trust 144A Ser. 04-1, Class D, 5.6s, 2011	81,913	81,253

Total asset-backed securities (cost $19,532,539)		$18,986,465

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (9.3%)*

	Principal amount	Value

Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, July 1, 2034	$4,056	$4,050
5 1/2s, June 1, 2035	173,967	169,353
5 1/2s, April 1, 2020	189,643	187,976
Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from March 1, 2033 to April 1, 2035	673,779	693,308
7s, February 1, 2016	30,717	31,425
6 1/2s, with due dates from September 1, 2032 to
October 1, 2033	1,103,196	1,124,704
6s, with due dates from August 1, 2034 to March 1, 2035	83,410	83,150
5 1/2s, with due dates from August 1, 2035 to
March 1, 2036	988,201	960,278
5 1/2s, with due dates from May 1, 2009 to
October 1, 2020	1,018,688	1,011,492
5 1/2s, TBA, May 1, 2036	3,735,000	3,627,035
5s, September 1, 2035	2,904	2,748
5s, with due dates from January 1, 2020 to May 1, 2020	294,942	287,407
5s, TBA, May 1, 2036	1,400,000	1,324,203
4 1/2s, with due dates from March 1, 2020 to
December 1, 2020	1,799,999	1,713,374
4 1/2s, TBA, May 1, 2036	200,000	183,109
4s, with due dates from May 1, 2019 to September 1, 2020	837,316	781,593

Total U.S. government agency mortgage obligations (cost $12,361,016)		$12,185,205

U.S. TREASURY OBLIGATIONS (0.6%)* (cost $757,049)

	Principal amount	Value

U.S. Treasury Bonds 6 1/4s, May 15, 2030	$646,000	$730,081

CORPORATE BONDS AND NOTES (7.3%)*

		Principal amount	Value

Communication Services (0.4%)
Ameritech Capital Funding company guaranty 6 1/4s, 2009		$100,000	$101,750
AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031		60,000	75,420
Telefonica Europe BV company guaranty 7 3/4s, 2010
(Netherlands)		150,000	161,054
			338,224

Conglomerates (0.1%)
Tyco International Group SA company guaranty 6 3/4s,
2011 (Luxembourg)		75,000	78,026

Consumer Cyclicals (0.1%)
DaimlerChrysler NA Holding Corp. company guaranty
7.2s, 2009		170,000	177,777

Consumer Staples (0.3%)
Comcast Corp. company guaranty 5 1/2s, 2011		150,000	148,466
CVS Corp. 144A pass-through certificates 6.117s, 2013		69,632	69,795
Echostar DBS Corp. sr. notes 5 3/4s, 2008		230,000	226,550
News America, Inc. debs. 7 1/4s, 2018		5,000	5,373
			450,184

Financial (1.8%)
Bank of New York Co., Inc. (The) sr. sub. notes FRN
3.4s, 2013		35,000	33,668
Bayerische Landesbank bonds Ser. 5, 5 1/4s, 2009
(Germany)	EUR	1,500,000	1,969,543
Bosphorus Financial Services, Ltd. 144A sec. FRN 6.549s,
2012 (Cayman Islands)		$275,000	277,037
CIT Group, Inc. sr. notes 7 3/4s, 2012		95,000	104,255
Nationwide Financial Services, Inc. notes 5 5/8s, 2015		35,000	34,023
			2,418,526

Government (3.5%)
European Investment Bank supranational bank bonds 3 1/2s,
2014 (Luxembourg)	CHF	700,000	594,172
Norddeutsche Landesbank Girozentrale bonds Ser. 7, 5 3/4s,
2010 (Germany)	EUR	1,500,000	2,040,291
Oester Postspark Bawag foreign government guaranty Ser.
EMTN, 3 1/4s, 2011 (Austria)	CHF	2,375,000	1,974,016
			4,608,479

Health Care (0.1%)
Bayer Corp. 144A FRB 6.2s, 2008		$75,000	75,746

Transportation (0.1%)
BAA, PLC company guaranty 4 1/2s, 2018 (United Kingdom)	EUR	155,000	186,437

CORPORATE BONDS AND NOTES (7.3%)* continued

			Principal amount	Value
Utilities & Power (0.9%)
AEP Texas Central Co. sr. notes Ser. D, 5 1/2s, 2013			$40,000	$38,789
Consumers Energy Co. 1st mtge. Ser. B, 5 3/8s, 2013			265,000	255,413
National Fuel Gas Co. notes 5 1/4s, 2013			40,000	38,416
Public Service Co. of Colorado sr. notes Ser. A, 6 7/8s, 2009			150,000	155,609
Veolia Environnement sr. unsub. notes Ser. EMTN, 5 3/8s,
2018 (France)		EUR	505,000	670,712
York Power Funding 144A notes 12s, 2007 (Cayman Islands)
(In default) (F) †			$31,034	2,588
				1,161,527

Total corporate bonds and notes (cost $8,452,422)				$9,494,926

PURCHASED OPTIONS OUTSTANDING (—%)*

		Expiration date/
	Contract amount	strike price		Value

90 Day Euro-Euribor
Interest Rate Future (Call)	31	Mar-07/ $94.75		$19,763
90 Day Euro-Euribor
Interest Rate Future (Put)	31	Mar-07/ $94.75		16,663

Total purchased options outstanding (cost $39,733)				$36,426

SHORT-TERM INVESTMENTS (7.6%)*

			Principal amount/shares	Value
Putnam Prime Money Market Fund (e)			9,519,719	$9,519,719
U.S. Treasury Bills for an effective yield of 4.53%,
May 18, 2006 #			$465,000	464,005

Total short-term investments (cost $9,983,724)				$9,983,724

TOTAL INVESTMENTS
Total investments (cost $133,050,313)				$132,605,802

* Percentages indicated are based on net assets of $130,899,553.

† Non-income-producing security.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2006.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(g) The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

At April 30, 2006, liquid assets totaling $46,693,203 have been designated as collateral for open forward commitments, swap contracts and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at April 30, 2006. Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at April 30, 2006.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at April 30, 2006 (as a percentage of Portfolio Value):

Austria	6.2%
Canada	1.7
Cayman Islands	1.6
Denmark	1.3
France	6.0
Germany	5.7
Ireland	2.7
Italy	1.2
Luxembourg	0.5
Netherlands	4.7
Spain	3.0
Sweden	0.5
United Kingdom	5.6
United States	59.3

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 4/30/06 (aggregate face value $49,441,070) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 5,029,477	$ 4,862,678	7/19/06	$ 166,799
British Pound	2,173,800	2,109,369	6/21/06	64,431
Canadian Dollar	3,770,113	3,681,430	7/19/06	88,683
Czech Republic Koruny	139,092	133,156	6/21/06	5,936
Euro	9,576,521	9,195,874	6/21/06	380,647
Hungarian Forint	166,592	157,950	6/21/06	8,642
Japanese Yen	23,080,695	22,419,485	5/17/06	661,210
Korean Won	2,376,597	2,322,740	5/17/06	53,857
Malaysian Ringgit	269,221	264,847	5/17/06	4,374
Mexican Peso	259,907	257,602	7/19/06	2,305
Norwegian Krone	1,506,851	1,420,675	6/21/06	86,176
Polish Zloty	455,412	440,114	6/21/06	15,298
Singapore Dollar	216,120	212,680	5/17/06	3,440
South African Rand	444,114	437,281	7/19/06	6,833
Swedish Krona	363,610	357,341	6/21/06	6,269
Swiss Franc	334,857	333,204	6/21/06	1,653
Taiwan Dollar	675,512	676,381	5/17/06	(869)
Thai Baht	163,742	158,263	5/17/06	5,479

Total				$1,561,163

FORWARD CURRENCY CONTRACTS TO SELL at 4/30/06 (aggregate face value $17,859,760) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Australian Dollar	$ 623,280	$ 601,289	7/19/06	$ (21,991)
British Pound	688,361	658,288	6/21/06	(30,073)
Canadian Dollar	1,486,888	1,446,076	7/19/06	(40,812)
Danish Krone	1,137,629	1,087,321	6/21/06	(50,308)
Euro	1,076,376	1,061,838	6/21/06	(14,538)
Hungarian Forint	338,033	326,195	6/21/06	(11,838)
Japanese Yen	2,265,153	2,213,936	5/17/06	(51,217)
New Zealand Dollar	333,853	319,651	7/19/06	(14,202)
Norwegian Krone	5,574	5,132	6/21/06	(442)
Swedish Krona	1,194,908	1,124,836	6/21/06	(70,072)
Swiss Franc	9,370,176	9,015,198	6/21/06	(354,978)

Total				$(660,471)

FUTURES CONTRACTS OUTSTANDING at 4/30/06 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro 90 day (Long)	347	$82,204,300	Sep-06	$(140,525)
Euro 90 day (Short)	332	78,675,700	Mar-07	267,856
Euro 90 day (Short)	24	5,688,600	Jun-06	1,110
Euro-Bobl 5 yr (Long)	147	20,262,429	Jun-06	(235,603)
Euro-Bund 10 yr (Short)	37	5,386,200	Jun-06	143,417
Euro-Buxl 30 yr (Short)	11	1,334,742	Jun-06	4,676
Euro-Euribor Interest Rate 90 day (Long)	1	303,823	Dec-06	(1,183)
Euro-Euribor Interest Rate 90 day (Short)	51	15,528,688	Sep-06	9,818
Euro-Schatz 2 yr (Short)	46	6,046,304	Jun-06	8,295
Japanese Government Bond 10 yr (Long)	16	18,581,188	Jun-06	(257,201)
U.K. Gilt 10 yr (Long)	3	598,106	Jun-06	(21,055)
U.S. Treasury Bond 20 yr (Long)	125	13,355,469	Jun-06	(715,103)
U.S. Treasury Note 10 yr (Short)	20	2,111,563	Jun-06	17,079
U.S. Treasury Note 5 yr (Short)	249	25,934,906	Jun-06	146,569
U.S. Treasury Note 2 yr (Short)	116	23,633,188	Jun-06	19,681

Total				$(752,169)

WRITTEN OPTIONS OUTSTANDING at 4/30/06 (premiums received $368,699) (Unaudited)

		Contract	Expiration date/
		amount	strike price		Value

Option on an interest rate swap
with Citibank dated January 27,
2006 for the obligation to pay
a fixed rate of 0.60% versus the
six month JPY-LIBOR maturing
on January 31, 2008.	JPY	3,137,500,000	Jan-07 / $0.60		$123,846

Option on an interest rate swap
with Citibank for the right to
receive a fixed rate of 1.165%
versus the one year JPY-LIBOR
maturing on April 3, 2008.	JPY	2,519,922,000	Apr-08 / $1.165		56,895

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 4.55% versus the three month
USD-LIBOR-BBA maturing on
July 5, 2017.		$3,570,000	Jun-07 / $4.55		12,255

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed rate
of 4.55% versus the three month
USD-LIBOR-BBA maturing on
July 5, 2017.		3,570,000	Jun-07 / $4.55		295,826

Total					$488,822

TBA SALE COMMITMENTS OUTSTANDING at 4/30/06 (proceeds receivable $983,403) (Unaudited)

			Principal	Settlement
			amount	date	Value

FNMA, 5 1/2s, May 1, 2036			$200,000	5/11/06	$194,219
FNMA, 5s, May 1, 2036			400,000	5/11/06	378,344
FNMA, 5s, May 1, 2021			220,000	5/16/06	214,156
FNMA, 4 1/2s, May 1, 2036			200,000	5/11/06	183,109

Total					$969,828

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/06 (Unaudited)

				Fixed payments	Unrealized
Swap counterparty /		Termination	Fixed payments made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$4,100,000	3/30/09	3.075%	3 month USD-LIBOR-BBA	$ 251,754

	3,200,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	239,376

Citibank, N.A.
JPY	530,000,000	2/10/16	6 month JPY-LIBOR-BBA	1.755%	(148,673)

NOK	8,600,000	7/22/10	6 month NOK-NIBOR-NIBR	3.52%	(8,348)

EUR	1,100,000	7/22/10	2.825%	6 month EUR-EURIBOR-Telerate	34,489

	$160,000	4/7/14	5.377%	3 month USD-LIBOR-BBA	1,237

JPY	73,000,000	4/21/36	6 month JPY-LIBOR-BBA	2.775%	6,772

EUR	3,970,000	4/26/11	3.8345%	6 month EUR-EURIBOR-Telerate	12,656

JPY	1,033,168,000	4/3/08	1 year JPY-LIBOR-BBA	1.165%	3,981

JPY	1,152,093,000	4/14/09	6 month JPY-LIBOR-BBA	1.135%	17,353

JPY	230,000,000	4/22/13	1.9225%	6 month JPY-LIBOR-BBA	(7,013)

JPY	548,100,000	4/26/11	6 month JPY-LIBOR-BBA	1.56125%	(1,510)

EUR	2,700,000	7/14/10	2.7515%	6 month EUR-EURIBOR-Telerate	94,657

NOK	21,600,000	7/14/10	6 month NOK-NIBOR-NIBR	3.40%	(38,296)

Credit Suisse First Boston International
	$736,600	7/9/06	3 month USD-LIBOR-BBA	2.931%	1,362

	932,200	7/9/14	4.945%	3 month USD-LIBOR-BBA	23,105

Credit Suisse International
EUR	19,329,000	2/10/08	3.313%	3 month EUR-EURIBOR-Telerate	101,275

CHF	13,116,000	2/10/08	3 month CHF-LIBOR-BBA	2.065%	(40,545)

EUR	9,446,000	3/7/08	3 month EUR-EURIBOR-Telerate	3.525%	(29,624)

	$284,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%	(7,773)

GBP	284,000	4/3/36	715,462 GBP at maturity	6 month USD-LIBOR-BBA	15,472

SEK	9,941,000	2/10/08	3 month SEK-STIBOR-SIDE	3.3125%	(2,716)

Goldman Sachs Capital Markets, L.P.
	$480,000	4/7/14	5.33842%	3 month USD-LIBOR-BBA	4,955

	131,000	5/3/16	5.565%	3 month USD-LIBOR-BBA	—

HSBC Bank USA, National Associates
CAD	21,029,000	2/16/08	3 month CAD-BA-CDOR	4.20%	(53,283)

CAD	5,025,000	2/16/16	4.5875%	3 month CAD-BA-CDOR	89,179

JPMorgan Chase Bank, N.A.
	$26,000,000	12/23/15	5.036%	3 month USD-LIBOR-BBA	681,353

	8,000,000	5/10/07	4.062%	3 month USD-LIBOR-BBA	27,715

CAD	5,000,000	3/1/08	3 month CAD-BA-CDOR	4.215%	(13,624)

	$4,000,000	5/10/15	3 month USD-LIBOR-BBA	4.687%	(194,143)

	2,000,000	5/10/35	5.062%	3 month USD-LIBOR-BBA	160,329

	487,000	8/2/15	4.6757%	3 month USD-LIBOR-BBA	(30,669)

Lehman Brothers Special Financing, Inc.
GBP	280,000	3/15/36	677,833 GBP at maturity	6 month GBP-LIBOR-BBA	35,224

	$370,000	3/21/14	5.17596%	3 month USD-LIBOR-BBA	7,509

	50,000	4/10/15	5.41053%	3 month USD-LIBOR-BBA	438

JPY	1,000,000,000	10/21/15	1.61%	6 month JPY-LIBOR-BBA	387,926

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/06 (Unaudited) continued

				Fixed payments	Unrealized
Swap counterparty /		Termination	Fixed payments made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Merrill Lynch Capital Services, Inc.
EUR	10,719,000	4/11/08	3.7725%	3 month EUR-EURIBOR-Telerate $	9,383

SEK	80,698,000	4/11/08	3 month SEK-STIBOR-SIDE	3.58%	(3,703)

NOK	50,891,000	4/11/08	3 month NOK-NIBOR-NIBR	4.13%	2,338

EUR	11,300,000	2/19/07	2.5645%	6 month EUR-EURIBOR-Telerate	74,293
NOK	21,500,000	7/26/10	6 month NOK-NIBOR-NIBR	3.54%	(13,330)

EUR	2,600,000	7/26/10	2.801%	6 month EUR-EURIBOR-Telerate	84,735

Total					$1,775,616

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/06 (Unaudited)

			Fixed payments		Unrealized
Swap counterparty /		Termination	received (paid) by	Total return received	appreciation/
Notional amount		date	fund per annum	by or paid by fund	(depreciation)

Citibank, N.A.
	$570,000	11/1/06	(7.5 bp plus beginning of	Lehman Brothers AAA	$ —
			period nominal spread	8.5+ CMBS Index
			of Lehman Brothers AAA	adjusted by modified
			8.5+ Commercial Mortgage	duration factor
			Backed Securities Index)

Credit Suisse International
GBP	284,000	4/3/36	430,367 GBP at maturity	GBP Non-revised Retail	1,168
				Price Index

Deutsche Bank AG London
	$570,000	11/1/06	(5 bp plus nominal spread of	Lehman Brothers AAA	—
			Lehman Brothers AAA 8.5+	8.5+ CMBS Index
			Commercial Mortgage Backed	adjusted by modified
			Securities Index)	duration factor

Goldman Sachs International
	275,000	9/15/11	678 bp	Ford Credit Auto Owner	(1,218)
			(1 month USD-LIBOR)	Trust Series 2005-B
				Class D

	530,000	11/1/06	(5 bp plus change in spread on	Lehman Brothers AAA	—
			the Lehman Brothers AAA 8.5+	8.5+ CMBS Index
			Commercial Mortgage Backed	adjusted by modified
			Securities Index multiplied by	duration factor
			the modified duration factor)

Lehman Brothers Special Financing, Inc.
GBP	280,000	3/15/36	423,793 GBP at maturity	GBP Non-revised Retail	(2,126)
				Price Index

EUR	3,238,000	4/26/11	357,212 EUR at maturity	EUR- Excluding Tobacco-	10,518
				Non-Revised Consumer
				Price Index

EUR	3,238,000	4/26/11	356,332 EUR at maturity	FRC- Excluding Tobacco-	16,328
				Non-Revised Consumer
				Price Index

Total					$24,670

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/06 (Unaudited)

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	paid**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ CDX NA IG HVOL
Series 4 Index	$(2,866)	$396,000	6/20/10	(90 bp)	$ (4,050)

Goldman Sachs Capital Markets, L.P.
DJ CDX NA IG HVOL
Series 5 Index	(1,500)	184,000	12/20/10	(85 bp)	(3,102)

DJ CDX NA IG Series 5
Index 3-7% tranche	—	92,000	12/20/10	(113 bp)	(2,434)

DJ CDX NA IG HVOL
Series 5 Index	(1,146)	184,000	12/20/10	(85 bp)	(2,748)

DJ CDX NA IG Series 5
Index 3-7% tranche	—	77,000	12/20/10	(115 bp)	(2,103)

Lehman Brothers Special Financing, Inc.
DJ CDX NA IG Series 4
Index 3-7% tranche	—	99,000	6/20/10	(124.5 bp)	(2,862)

DJ CDX NA IG HVOL
Series 4 Index	(1,228)	113,000	6/20/10	(90 bp)	(1,555)

DJ CDX NA IG Series 4
Index 3-7% tranche	—	113,000	6/20/12	309 bp	7,334

DJ CDX NA IG HVOL
Series 5 Index	(398)	77,000	12/20/10	(85 bp)	(1,068)

Merrill Lynch International & Co. C.V.
DJ CDX NA IG Series 5
Index 3-7% tranche	—	77,000	12/20/12	246 bp	3,872

Morgan Stanley Capital Services, Inc.
DJ CDX NA IG Series 5
Index 3-7% tranche	—	184,000	12/20/12	305 bp	15,403

DJ CDX NA IG Series 4
Index 3-7% tranche	—	113,000	6/20/10	(110.5 bp)	(2,676)

DJ CDX NA IG Series 4
Index 3-7% tranche	—	198,000	6/20/12	275 bp	9,284

DJ CDX NA IG Series 5
Index 3-7% tranche	—	77,000	12/20/10	(115 bp)	(2,103)

DJ CDX NA IG HVOL
Series 5 Index	(417)	77,000	12/20/10	(85 bp)	(1,088)

DJ CDX NA IG Series 5
Index 3-7% tranche	—	77,000	12/20/12	248 bp	3,960

Total					$14,064

*	Payments related to the reference debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/06 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $123,530,594)	$123,086,083
Affiliated issuers (identified cost $9,519,719) (Note 5)	9,519,719

Cash	7,663

Foreign currency (cost $742,717) (Note 1)	764,499

Interest and other receivables	1,315,172

Receivable for shares of the fund sold	189,393

Receivable for sales of delayed delivery securities (Note 1)	984,973

Receivable for open forward currency contracts (Note 1)	1,562,032

Receivable for closed forward currency contracts (Note 1)	280,059

Unrealized appreciation on swap contracts (Note 1)	2,436,732

Premiums paid on swap contracts (Note 1)	7,555

Receivable for closed swap contracts (Note 1)	137,952

Total assets	140,291,832

LIABILITIES
Payable for variation margin (Note 1)	25,025

Payable for securities purchased	385,188

Payable for purchases of delayed delivery securities (Note 1)	5,195,835

Payable for shares of the fund repurchased	431,303

Payable for compensation of Manager (Notes 2 and 5)	142,568

Payable for investor servicing and custodian fees (Note 2)	39,931

Payable for Trustee compensation and expenses (Note 2)	78,546

Payable for administrative services (Note 2)	2,618

Payable for distribution fees (Note 2)	43,532

Payable for open forward currency contracts (Note 1)	661,340

Payable for closed forward currency contracts (Note 1)	202,936

Written options outstanding, at value (premiums received $368,699) (Note 1)	488,822

TBA sale commitments, at value (proceeds receivable $983,403) (Note 1)	969,828

Unrealized depreciation on swap contracts (Note 1)	622,382

Payable for closed swap contracts (Note 1)	17,005

Other accrued expenses	85,420

Total liabilities	9,392,279

Net assets	$130,899,553

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$178,844,351

Undistributed net investment income (Note 1)	6,615,048

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(55,890,984)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	1,331,138

Total — Representing net assets applicable to capital shares outstanding	$130,899,553

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($84,888,515 divided by 7,024,992 shares)	$12.08

Offering price per class A share
(100/96.25 of $12.08)*	$12.55

Net asset value and offering price per class B share
($17,886,607 divided by 1,485,100 shares)**	$12.04

Net asset value and offering price per class C share
($2,606,750 divided by 216,269 shares)**	$12.05

Net asset value and redemption price per class M share
($22,872,385 divided by 1,904,581 shares)	$12.01

Offering price per class M share
(100/96.75 of $12.01)***	$12.41

Net asset value, offering price and redemption price per class R share
($115,379 divided by 9,553 shares)	$12.08

Net asset value, offering price and redemption price per class Y share
($2,529,917 divided by 209,266 shares)	$12.09

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/06 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $184,148
from investments in affiliated issuers) (Note 5)	$ 3,112,459

EXPENSES
Compensation of Manager (Note 2)	483,733

Investor servicing fees (Note 2)	134,208

Custodian fees (Note 2)	70,059

Trustee compensation and expenses (Note 2)	13,702

Administrative services (Note 2)	11,818

Distribution fees — Class A (Note 2)	111,030

Distribution fees — Class B (Note 2)	101,180

Distribution fees — Class C (Note 2)	12,689

Distribution fees — Class M (Note 2)	59,140

Distribution fees — Class R (Note 2)	214

Other	108,471

Non-recurring costs (Notes 2 and 6)	1,073

Costs assumed by Manager (Notes 2 and 6)	(1,073)

Fees waived and reimbursed by Manager or affiliate (Notes 2, 5 and 6)	(182,272)

Total expenses	923,972

Expense reduction (Note 2)	(19,576)

Net expenses	904,396

Net investment income	2,208,063

Net realized gain on investments (Notes 1 and 3)	452,195

Net realized gain on swap contracts (Note 1)	380,736

Net realized gain on futures contracts (Note 1)	190,218

Net realized loss on foreign currency transactions (Note 1)	(2,315,580)

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	2,388,912

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	(956,807)

Net gain on investments	139,674

Net increase in net assets resulting from operations	$ 2,347,737

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	4/30/06*	10/31/05

Operations:
Net investment income	$ 2,208,063	$ 4,683,724

Net realized gain (loss) on investments
and foreign currency transactions	(1,292,431)	8,581,263

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	1,432,105	(14,131,207)

Net increase (decrease) in net assets resulting from operations	2,347,737	(866,220)

Distributions to shareholders: (Note 1)

From net investment income

Class A	(2,388,655)	(4,351,459)

Class B	(469,880)	(897,091)

Class C	(59,169)	(81,888)

Class M	(612,440)	(1,079,647)

Class R	(2,264)	(1,208)

Class Y	(75,570)	(16,509)

Redemption fees (Note 1)	2,617	13,898

Decrease from capital share transactions (Note 4)	(20,883,073)	(6,591,199)

Total decrease in net assets	(22,140,697)	(13,871,323)

NET ASSETS
Beginning of period	153,040,250	166,911,573

End of period (including undistributed net investment
income of $6,615,048 and $8,014,963, respectively)	$130,899,553	$153,040,250

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights		(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	return			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	capital	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
April 30, 2006**	$12.18	.20(d,e)	.02	.22	(.32)	—	(.32)	—(f )	$12.08	1.88*	$84,889	.58*(d,e)	1.66*(d,e)	51.71*(g)
October 31, 2005	12.73	.38(d)	(.42)	(.04)	(.51)	—	(.51)	—(f )	12.18	(.39)	98,198	1.22(d)	2.96(d)	197.70(g)
October 31, 2004	12.65	.33(d)	.88	1.21	(1.13)	—	(1.13)	—(f )	12.73	9.99	104,736	1.29(d)	2.65(d)	162.13
October 31, 2003	11.39	.40	1.31	1.71	(.45)	—	(.45)	—(f )	12.65	15.18	120,099	1.31	3.23	197.79
October 31, 2002	10.97	.46	.43	.89	(.47)	—	(.47)	—	11.39	8.35	99,140	1.29	4.21	331.06(h)
October 31, 2001	10.77	.58	.23	.81	(.16)	(.45)	(.61)	—	10.97	7.63	82,093	1.24	5.32	292.73(h)

CLASS B
April 30, 2006**	$12.13	.16(d,e)	.03	.19	(.28)	—	(.28)	—(f )	$12.04	1.58*	$17,887	.96*(d,e)	1.30*(d,e)	51.71*(g)
October 31, 2005	12.69	.28(d)	(.42)	(.14)	(.42)	—	(.42)	—(f )	12.13	(1.23)	23,480	1.97(d)	2.20(d)	197.70(g)
October 31, 2004	12.61	.24(d)	.87	1.11	(1.03)	—	(1.03)	—(f )	12.69	9.20	29,246	2.04(d)	1.93(d)	162.13
October 31, 2003	11.36	.30	1.30	1.60	(.35)	—	(.35)	—(f )	12.61	14.27	41,469	2.06	2.44	197.79
October 31, 2002	10.94	.38	.43	.81	(.39)	—	(.39)	—	11.36	7.60	29,498	2.04	3.33	331.06(h)
October 31, 2001	10.74	.50	.22	.72	(.13)	(.39)	(.52)	—	10.94	6.85	18,123	1.99	4.58	292.73(h)

CLASS C
April 30, 2006**	$12.14	.16(d,e)	.03	.19	(.28)	—	(.28)	—(f )	$12.05	1.59*	$2,607	.96*(d,e)	1.30*(d,e)	51.71*(g)
October 31, 2005	12.70	.29(d)	(.43)	(.14)	(.42)	—	(.42)	—(f )	12.14	(1.19)	2,699	1.97(d)	2.22(d)	197.70(g)
October 31, 2004	12.62	.23(d)	.88	1.11	(1.03)	—	(1.03)	—(f )	12.70	9.16	1,682	2.04(d)	1.90(d)	162.13
October 31, 2003	11.37	.29	1.32	1.61	(.36)	—	(.36)	—(f )	12.62	14.30	2,337	2.06	2.35	197.79
October 31, 2002	10.96	.37	.43	.80	(.39)	—	(.39)	—	11.37	7.48	1,048	2.04	3.22	331.06(h)
October 31, 2001	10.75	.49	.24	.73	(.13)	(.39)	(.52)	—	10.96	6.94	415	1.99	4.52	292.73(h)

CLASS M
April 30, 2006**	$12.10	.18(d,e)	.04	.22	(.31)	—	(.31)	—(f )	$12.01	1.85*	$22,872	.71*(d,e)	1.54*(d,e)	51.71*(g)
October 31, 2005	12.66	.34(d)	(.42)	(.08)	(.48)	—	(.48)	—(f )	12.10	(.73)	25,065	1.47(d)	2.70(d)	197.70(g)
October 31, 2004	12.58	.30(d)	.87	1.17	(1.09)	—	(1.09)	—(f )	12.66	9.77	31,245	1.54(d)	2.40(d)	162.13
October 31, 2003	11.33	.37	1.29	1.66	(.41)	—	(.41)	—(f )	12.58	14.86	38,446	1.56	3.02	197.79
October 31, 2002	10.91	.44	.42	.86	(.44)	—	(.44)	—	11.33	8.16	43,686	1.54	4.02	331.06(h)
October 31, 2001	10.72	.57	.20	.77	(.15)	(.43)	(.58)	—	10.91	7.31	52,481	1.49	5.18	292.73(h)

CLASS R
April 30, 2006**	$12.17	.18(d,e)	.04	.22	(.31)	—	(.31)	—(f )	$12.08	1.87*	$115	.71*(d,e)	1.49*(d,e)	51.71*(g)
October 31, 2005	12.74	.36(d)	(.44)	(.08)	(.49)	—	(.49)	—(f )	12.17	(.74)	70	1.47(d)	2.72(d)	197.70(g)
October 31, 2004†	12.81	.27(d)	.73	1.00	(1.07)	—	(1.07)	—(f )	12.74	8.21*	2	1.41*(d)	2.21*(d)	162.13

CLASS Y
April 30, 2006**	$12.18	.22(d,e)	.03	.25	(.34)	—	(.34)	—(f )	$12.09	2.09*	$2,530	.46*(d,e)	1.79*(d,e)	51.71*(g)
October 31, 2005††	12.31	.03(d)	(.10)	(.07)	(.06)	—	(.06)	—(f )	12.18	(.61)*	3,529	.07*(d)	.24*(d)	197.70(g)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

58 59

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to October 31, 2004.

†† For the period October 4, 2005 (commencement of operations) to October 31, 2005.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	4/30/06	10/31/05	10/31/04

Class A	0.12%	0.14%	0.09%

Class B	0.12	0.14	0.09

Class C	0.12	0.14	0.09

Class M	0.12	0.14	0.09

Class R	0.12	0.12	0.09

Class Y	0.12	0.02	—

(e) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended April 30, 2006 (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes dollar roll transactions.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks high current income by investing primarily in debt securities of sovereign and private issuers worldwide, including supranational issuers. The fund’s secondary objectives are preservation of capital and long-term total return, but only to the extent that these are consistent with the objective of seeking high current income. The fund invests in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Stripped mortgage-backed securities The fund may invest in stripped mortgage-backed securities which represent a participation in mortgage loans and may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctua-tions arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

L) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2005, the fund had a capital loss carryover of $54,183,835 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$20,301,975	October 31, 2006

21,627,332	October 31, 2007

7,903,488	October 31, 2008

1,114,179	October 31, 2009

3,236,861	October 31, 2010

The aggregate identified cost on a tax basis is $133,065,340, resulting in gross unrealized appreciation and depreciation of $4,054,631 and $4,514,169, respectively, or net unrealized depreciation of $459,538.

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended April 30, 2006, Putnam Management waived $160,115 of its management fee from the fund.

For the period ended April 30, 2006, Putnam Management has assumed $1,073 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended April 30, 2006, the fund incurred $204,267 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended April 30, 2006, the fund’s expenses were reduced by $19,576 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $268, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $3,990 and $262 from the sale of class A and class M shares, respectively, and received $22,554 and $79 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2006, Putnam Retail Management, acting as underwriter, received $15,314 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended April 30, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $67,468,066 and $102,743,314, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended April 30, 2006, are summarized as follows:

	Contract	Premiums

	Amounts	Received
Written options
outstanding at
beginning of period	7,140,000	$276,140

Options opened	5,657,422,000	92,559
Options exercised	—	—
Options expired	—	—
Options closed	—	—

Written options
outstanding at
end of period	5,664,562,000	$368,699

Note 4: Capital shares

At April 30, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount	CLASS C	Shares	Amount
Six months ended 4/30/06:			Six months ended 4/30/06:
Shares sold	624,438	$7,519,027	Shares sold	43,679	$523,211

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	167,142	2,009,467	of distributions	3,137	37,621

	791,580	9,528,494		46,816	560,832

Shares			Shares
repurchased	(1,832,104)	(22,037,255)	repurchased	(52,749)	(633,786)

Net decrease	(1,040,524)	$(12,508,761)	Net decrease	(5,933)	$(72,954)

Year ended 10/31/05:			Year ended 10/31/05:
Shares sold	2,489,167	$32,181,032	Shares sold	139,129	$1,789,364

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	285,079	3,635,392	of distributions	4,056	51,571

	2,774,246	35,816,424		143,185	1,840,935

Shares			Shares
repurchased	(2,934,332)	(37,460,638)	repurchased	(53,391)	(678,788)

Net decrease	(160,086)	$(1,644,214)	Net increase	89,794	$1,162,147

CLASS B	Shares	Amount	CLASS M	Shares	Amount
Six months ended 4/30/06:			Six months ended 4/30/06:
Shares sold	156,729	$1,884,867	Shares sold	47,135	$566,072

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	33,291	399,223	of distributions	5,287	63,196

	190,020	2,284,090		52,422	629,268

Shares			Shares
repurchased	(639,809)	(7,670,954)	repurchased	(219,079)	(2,614,284)

Net decrease	(449,789)	$(5,386,864)	Net decrease	(166,657)	$(1,985,016)

Year ended 10/31/05:			Year ended 10/31/05:
Shares sold	606,184	$7,798,421	Shares sold	132,753	$1,696,990

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	61,364	780,763	of distributions	6,064	76,581

	667,548	8,579,184		138,817	1,773,571

Shares			Shares
repurchased	(1,037,085)	(13,242,214)	repurchased	(535,887)	(6,859,527)

Net decrease	(369,537)	$(4,663,030)	Net decrease	(397,070)	$(5,085,956)

CLASS R	Shares	Amount
Six months ended 4/30/06:
Shares sold	4,165	$50,117

Shares issued
in connection
with reinvestment
of distributions	189	2,264

	4,354	52,381

Shares
repurchased	(530)	(6,287)

Net increase	3,824	$46,094

Year ended 10/31/05:
Shares sold	5,922	$75,607

Shares issued
in connection
with reinvestment
of distributions	96	1,208

	6,018	76,815

Shares
repurchased	(475)	(6,185)

Net increase	5,543	$70,630

CLASS Y	Shares	Amount
Six months ended 4/30/06:
Shares sold	20,706	$ 250,585

Shares issued
in connection
with reinvestment
of distributions	6,283	75,570

	26,989	326,155

Shares
repurchased	(107,545)	(1,301,727)

Net decrease	(80,556)	$ (975,572)

For the period 10/4/05
(commencement of operations) to 10/31/05:
Shares sold	310,273	$3,820,369

Shares issued
in connection
with reinvestment
of distributions	1,350	16,509

	311,623	3,836,878

Shares
repurchased	(21,801)	(267,654)

Net increase	289,822	$3,569,224

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended April 30, 2006, management fees paid were reduced by $4,978 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $184,148 for the period ended April 30, 2006. During the period ended April 30, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $40,838,146 and $31,934,462, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

In March 2006, the fund received $17,179 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations. Review of this matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Robert E. Patterson	James P. Pappas
Putnam Investment	George Putnam, III	Vice President
Management, LLC	W. Thomas Stephens
One Post Office Square	Richard B. Worley	Richard S. Robie, III
Boston, MA 02109		Vice President
Officers
	George Putnam, III	Francis J. McNamara, III
Investment Sub-Manager	President	Vice President and
Putnam Investments Limited		Chief Legal Officer
57–59 St. James Street	Charles E. Porter
London, England SW1A 1LD	Executive Vice President,	Charles A. Ruys de Perez
	Associate Treasurer and	Vice President and
Marketing Services	Principal Executive Officer	Chief Compliance Officer
Putnam Retail Management
One Post Office Square		Mark C. Trenchard
Boston, MA 02109	Jonathan S. Horwitz	Vice President and
	Senior Vice President	BSA Compliance Officer
and Treasurer
Custodian
Putnam Fiduciary
Trust Company		Judith Cohen
	Steven D. Krichmar	Vice President, Clerk
	Vice President and	and Assistant Treasurer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Wanda M. McManus
	Michael T. Healy	Vice President, Senior Associate
Trustees	Assistant Treasurer and	Treasurer and Assistant Clerk
John A. Hill, Chairman	Principal Accounting Officer
Jameson Adkins Baxter,		Nancy E. Florek
Vice Chairman	Daniel T. Gallagher	Vice President, Assistant Clerk,
Charles B. Curtis	Senior Vice President,	Assistant Treasurer and
Myra R. Drucker	Staff Counsel and	Proxy Manager
Charles E. Haldeman, Jr.	Compliance Liaison
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
John H. Mullin, III	Vice President

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA031 234356 6/06

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Income Trust

By (Signature and Title):

/s/Michael T. Healy Michael T. Healy Principal Accounting Officer

Date: June 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter Charles E. Porter Principal Executive Officer

Date: June 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2006